SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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         DELAWARE                     1-655                   42-0401785
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NUMBER)


   403 WEST FOURTH STREET NORTH, NEWTON, IOWA                   50208
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

ITEM 8.01         OTHER EVENTS.

                  On August 10, 2005, Maytag Corporation (the "Company") received a revised formal proposal from Whirlpool Corporation to acquire Maytag for $21.00 per share, of which 50% would be paid in cash and the balance in shares of Whirlpool common stock and would have such terms as set forth in the merger agreement executed by Whirlpool and attached to such proposal. A copy of the Whirlpool proposal including the proposed merger agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





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                  ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits.

EXHIBIT NO.                                                     DESCRIPTION
99.1                  Whirlpool proposal


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2005

                                          MAYTAG CORPORATION


                                          By: /s/ Roger K. Scholten
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                                             Name:    Roger K. Scholten
                                             Title:   Sr. V.P. & General Counsel




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                                  EXHIBIT INDEX

ExHIBIT NUMBER                          DESCRIPTION
99.1                       Whirlpool proposal